SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 8, 1997




                              CRW Financial, Inc.
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)




            Delaware                      0-26015                 23-2691986
-------------------------------   ------------------------   ------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)




            443 South Gulph Road, King of Prussia, Pennsylvania 19406
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:   (610) 878-7400



        -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Disposition of Assets.


     On July 8, 1997, CRW Financial, Inc. (the "Registrant") completed the sale of 345,178 shares of common stock of NCO Group, Inc. ("NCO") in an underwritten secondary offering of NCO common stock to the public conducted by NCO, receiving net proceeds of $27.88 per share after underwriting commissions, for aggregate net proceeds of approximately $9.6 million. The Registrant immediately utilized such net proceeds to fully retire its 7.5 million of outstanding bank debt, and intends to utilize the remaining proceeds to reduce other current liabilities and for general working capital of the Registrant. The Registrant had acquired the NCO common stock, as well as a warrant to purchase 250,000 additional shares of NCO common stock at an exercise price of $27.625 per share, in connection with the sale of its collection business to NCO in February 1997. The sale of the NCO common stock will result in an after tax gain of approximately $800,000.

     Subsequent to sale of the NCO common stock, the Registrant has three principal assets: (i) 6,238,413 shares of TeleSpectrum Worldwide Inc. ("TeleSpectrum") common stock, (ii) a warrant to purchase 250,000 shares of restricted NCO common stock at an exercise price of $27.625 per share, with respect to which the Registrant has certain registration rights, and (iii) the Registrant's wholly-owned subsidiary, Casino Money Centers, Inc. ("CMC").

     The Registrant is currently contemplating a divestiture of CMC. The Registrant does not currently intend to pursue any further acquisitions.

     The Registrant currently has 6,255,433 shares of common stock outstanding. In addition, 2,150,771 shares of the Registrant's common stock are currently issuable pursuant to vested stock options and warrants issued by the Registrant. The exercise of currently vested stock options and warrants would result in cash proceeds to the Registrant of approximately $4.8 million.

Item 7. Financial Statements and Exhibits.

        (b)  Pro Forma Financial Information.

     The following pro forma financial information is filed as part of this report and is set forth in the pages attached hereto:

       1.   Basis of Presentation
       2. Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1996 and three months ended March 31, 1997.
       3.   Pro Forma Condensed Consolidated Balance Sheet at March 31, 1997.
       4.   Notes of Pro Forma Condensed Consolidated Financial Information.

                               CRW FINANCIAL, INC.
                               UNAUDITED PRO FORMA
                  CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                             BASIS OF REPRESENTATION


         The attached unaudited pro forma condensed consolidated balance sheet at March 31, 1997, and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1996 and for the three months ended March 31, 1997, give effect to the sale of the Registrant's 345,178 shares of NCO Group, Inc. common stock as if the sale of such stock occurred on January 1, 1996. The pro forma financial data is presented for informational purposes only and should not be construed to be indicative of the actual results of operations of the company for periods presented or future results of operations of the Company. The pro forma adjustments are described in the accompanying notes presented herein.

                      CRW FINANCIAL, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                                             Pro Forma
                                                                            Historical       Adjustments      Pro Forma
                                                                            ----------       -----------      ---------
                                                                               (In Thousands - Except Share Amounts)
   NET REVENUES                                                               $3,412           $  --           $3,412
                                                                             -------             -----         ------
   OPERATING EXPENSES:
   Compensation                                                                2,986              --            2,986
   Special compensation charges                                                1,319              --            1,319
   Other operating costs                                                       2,518              --            2,518
   Depreciation and amortization                                                 162              --              162
                                                                             -------             -----         ------
                 Operating  loss                                              (3,573)             --           (3,573)
   INTEREST EXPENSE                                                             (825)             --             (825)
   EQUITY IN EARNINGS OF TLSP                                                    774              --              774
   OTHER INCOME                                                                1,136             1,323(A)       2,459
                                                                             -------             -----         ------

     LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAX BENEFIT               (2,488)             1,323         (1,165)
   INCOME TAX BENEFIT                                                          (855)               502(A)        (353)
                                                                            -------              -----         ------

    LOSS FROM CONTINUING OPERATIONS                                          (1,633)               821           (812)
     GAIN ON SALE OF DISCONTINUED OPERATIONS, NET                               --               1,481          1,481
     LOSS FROM DISCONTINUED OPERATIONS, net of income
       tax benefit of $(754)                                                 (1,152)               --          (1,152)
                                                                            -------              -----         ------

   INCOME (LOSS) BEFORE EXTRAORDINARY ITEM                                   (2,785)             2,302           (483)
   EXTRAORDINARY LOSS ON EXTINGUISHMENT OF DEBT                              (1,132)               --          (1,132)
                                                                            -------              -----        -------
   NET INCOME (LOSS) APPLICABLE TO COMMON STOCKHOLDERS                      ($3,917)            $2,302        ($1,615)
                                                                            =======             ======        =======
   NET INCOME (LOSS) PER COMMON SHARE:

         Continuing operations                                               $(0.43)             $0.22         $(0.21)
         Discontinued operations and gain on merger                           (0.30)              0.39           0.09
         Extraordinary item                                                   (0.30)               --           (0.30)
                                                                             ------              -----         ------
                                                                             $(1.03)             $0.61         $(0.42)
                                                                            =======              =====         ======
   WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:                         3,793,846                        3,793,846

                               CRW FINANCIAL, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1997



                                                                     Pro Forma
                                                        Historical   Adjustments   Pro Forma
                                                        ----------   -----------   ----------
                                                         (In Thousands, except share amounts)
NET REVENUES                                              1,266      $    --          $1,266

OPERATING EXPENSES, excluding
      Non-cash charges                                    1,544           --           1,544

DEPRECIATION AND AMORTIZATION                                39           --              39
                                                         ------        ------         ------
     Operating Loss                                        (317)          --            (317)

INTEREST EXPENSE                                           (206)          --             206

EQUITY IN EARNINGS OF TELESPECTRUM WORLDWIDE INC.           805           --             805

OTHER INCOME                                                --          1,323(A)       1,323
                                                         ------        ------         ------
     Income (loss) from continuing operations
        before income taxes                                 282         1,323          1,605

INCOME TAXES (BENEFIT)                                      107           502            609
                                                         ------        ------         ------
INCOME FROM CONTINUING OPERATIONS                           175           821            996

INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET             (59)          --             (59)

GAIN ON SALE OF DISCONTINUED OPERATIONS, NET              1,481           --           1,481
                                                         ------        ------         ------
NET INCOME                                               $1,597        $  821         $2,418
                                                         ======        ======         ======
NET INCOME (LOSS) PER COMMON SHARE:

    Continuing  Operations                               $ 0.02        $ 0.11         $ 0.13
    Discontinued Operations                                0.19          --             0.19
                                                         ------        ------         ------
                                                         $ 0.21        $ 0.11         $ 0.32
                                                         ======        ======         ======

WEIGHTED AVERAGE NUMBER OF
    SHARES OUTSTANDING:                               7,621,183     7,621,183      7,621,183


                               CRW FINANCIAL, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                 MARCH 31, 1997


                                                                              Pro Forma
                  ASSETS                                        Historical    Adjustments  Pro Forma
                  ------                                        ----------    -----------  ---------
CURRENT ASSETS:                                                 (In Thousands, Except Share Amounts)

     Cash                                                        $  1,831    $  3,123 (A)    $ 4,954
     Net assets of discontinued operation                            --          --             --
     Other current assets                                             630        --              630
     Investment in NCO Group, Inc.                                  8,231      (7,481)(A)        750
                                                                 --------    --------       --------
           Total current assets                                    10,692      (4,358)         6,334

PROPERTY AND EQUIPMENT, net                                           191        --              191

INTANGIBLE ASSETS, net                                                500        --              500

INVESTMENT IN TELESPECTRUM WORLDWIDE INC.                          55,460        --           55,460

DEFERRED INCOME TAX ASSET                                           1,519        (502)(A)      1,017

OTHER ASSETS                                                          104        --              104
                                                                 --------    --------       --------
                                                                 $ 68,466    $ (4,860)      $ 63,606
                                                                 ========    ========       ========

     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

     Revolving line of credit                                    $  6,500     $(6,500)(A)   $   --
     Current portion of long-term debt                                350        --              350
     Accounts payable                                                 450        --              450
     Accrued expenses                                               2,976        --            2,976
                                                                 --------    --------       --------
           Total current liabilities                               10,276      (6,500)         3,776
                                                                 --------    --------       --------

LONG-TERM DEBT                                                        223        --              223
                                                                 --------    --------       --------
OTHER LONG-TERM LIABILITIES                                           160        --              160
                                                                 --------    --------       --------

DEFFERED INCOME TAXES                                              21,898        --           21,898
                                                                 --------    --------       --------

STOCKHOLDERS' EQUITY:

     Preferred Stock, no par value, 500,000 shares authorized,
           no shares issued and outstanding                          --          --              --
     Common Stock $.01 par value, 20,000,000 shares authorized
           5,884,984 shares issued and outstanding                     59        --               59
     Additional paid-in capital                                    39,939        --           39,939
       Unrealized loss on investment in NCO Group, Inc.              (819)        819 (A)         --
     Accumulated deficit                                           (3,270)        821 (A)     (2,449)
                                                                 --------    --------       --------
 Total stockholders' equity                                        35,909       1,640         37,549
                                                                 --------    --------       --------
                                                                 $ 68,466    $ (4,860)      $ 63,606
                                                                 ========    ========       ========

                               CRW FINANCIAL, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION


(A) On July 8, 1997, the Company completed the sale of its 345,178 shares of NCO Group Inc. common stock receiving net proceeds of $9,623,000. The Company will record a gain of $821,000, net of a 38% effective tax rate as shown below (in thousands):



         Proceeds from sale of stock                                    $9,623
         Carrying value of stock                                         8,300
                                                                         -----
         Pre-tax gain                                                    1,323
         Utilization of net operating loss carryforward                    502
                                                                         -----
         Gain on sale of stock, net                                      $ 821
                                                                         =====

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CRW FINANCIAL, INC.



Date:  July 23, 1997                 By: /s/Jonathan P. Robinson
                                         -----------------------
                                         Jonathan P. Robinson, Vice President
                                         and Chief Financial Officer